EXHIBIT 10.3

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (“Agreement”) dated June __, 2009, is made by and among the Investors listed on Schedule A hereto (singly and collectively, “New Lender”), Advaxis, Inc., a Delaware corporation (“Borrower”) and Thomas A. Moore (“Subordinating Creditor”).

WHEREAS, the New Lender and the Borrower are parties to a Note Purchase Agreement, dated the date hereof, pursuant to which, among other things, the New Lender has made certain loans to the Borrower which are secured by, among other things security interests in substantially all of the now-owned and hereafter-acquired assets of the Borrower (the “New Loan”); and

WHEREAS, the Borrower is indebted to the Subordinating Creditor under a promissory note dated September 22, 2008, as amended on December 15, 2008 and in connection herewith issued by the Borrower to the Subordinating Creditor (the “Junior Note”); and

WHEREAS, the New Lender and the Subordinating Creditor wish to confirm their agreements and understandings with respect to the relative priorities of their respective claims against the Borrower and its assets as more particularly set forth herein;

NOW, THEREFORE, the parties hereto, for good and valuable consideration, the receipt of which is hereby acknowledged, hereby agree as follows:

1.           Subordination.

(a)           Subordinating Creditor hereby expressly subordinates and makes inferior in priority, operation, and effect the obligations of Borrower to Subordinated Creditor pursuant to the Junior Note (but no other obligations) and all modifications, renewals, extensions, consolidations, and substitutions thereof (the “Subordinated Indebtedness”) to the obligations owing by Borrower to New Lender pursuant to the New Loan (the “Protected Indebtedness”).

(b)           The New Lender acknowledges that the Notes provide that Borrower pay to the Subordinating Creditor certain payments of interest and principal, as more fully provided in the Junior Note (the “Permitted Payments”), including without limitation payments of accrued interest and principal pursuant to the Junior Note.  The New Lender hereby agrees that the Company may pay to the Junior Creditor, and the Junior Creditor may accept from the Company, the Permitted Payments as and when due and payable in accordance with the Junior Note, provided that no event of default under the Protected Indebtedness (a “New Debt Event of Default”) has occurred or would occur upon the making of such Permitted Payment. If a New Debt Event of Default occurs, New Lender will act in a commercially reasonable manner to notify Borrower and Subordinating Creditor of such fact; provided that New Lender’s failure to provide such notification will not waive or affect any such existing New Debt Event of Default; and provided further that neither Borrower nor Subordinating Creditor will be in breach of this Agreement if a Permitted Payment is made or received and applied after a New Debt Event of Default but before Borrower or Subordinating Creditor have actual knowledge of same.  For all purposes of this Agreement, no Protected Indebtedness shall be deemed to have been paid in full until the New Lender shall have received payment in full in immediately available funds.

2.           Covenants of Subordinating Creditor.  Subordinating Creditor hereby agrees as follows:

(a)           In order to enable the New Lender to enforce its rights hereunder, Subordinating Creditor will do all acts necessary or convenient to preserve for the New  Lender the benefits of this Agreement, and will execute all agreements which the New Lender may request for that purpose. Upon a New Debt Event of Default, the New Lender is hereby authorized, but shall not be obligated, to do any one or more of the following in the name of Subordinating Creditor or otherwise: (i) demand, collect, compromise, and receive payment of the Subordinated Indebtedness or any part thereof; (ii) make, prove, and vote any and all claims in respect of the Subordinated Indebtedness of Subordinating Creditor in any proceeding (formal or informal) with respect to the bankruptcy reorganization, arrangement, insolvency, liquidation, or other similar relief of Borrower, or any guarantor or hypothecator, including without limitation, voting such claims at any meeting of creditors, and including without limitation, voting to accept or reject any plan of reorganization in such proceeding; (iii) receive all payments or dividends on such claims; (iv) accept any new securities or other property to which Subordinating Creditor would otherwise be entitled in respect of such claims under any such plan of reorganization or proceeding; and (v) in general, do any act in connection with the obligations or proceedings which Subordinating Creditor might do, it being understood that New Lender shall account to Subordinating Creditor for any such payment or dividend received by the New Lender in excess of the amount necessary to satisfy the Protected Indebtedness in full with interest, and including reasonable attorneys’ fees incurred in connection with the claim and this Agreement. Subordinating Creditor hereby irrevocably constitutes and appoints New Lender as its true and lawful attorney for the purposes set forth above.

(b)           Subordinating Creditor agrees that it will provide New Lender with notice of any default or event of default under the Subordinated Indebtedness of which it becomes aware and, upon request by New Lender, will furnish New Lender with statements of account for the Subordinated Indebtedness and will make all records of Subordinating Creditor relating thereto available to New Lender.

(c)           The Subordinating Creditor agrees that, so long as this Agreement is in effect, it will not, without the prior written consent of the New Lender, (i) commence, prosecute or participate in any administrative, legal or equitable action, or (ii) take any other enforcement action, or assert any right or remedy whatsoever against Borrower or any of its subsidiaries, whether under applicable law, in any bankruptcy proceeding or otherwise, unless, in the case of each such action (hereinafter an “Enforcement Action”), at or prior to the time at which the Subordinating Creditor wishes to take such Enforcement Action, all Protected Indebtedness shall have been indefeasibly paid in full and all commitments in respect of the New Loan shall have terminated.  Notwithstanding the foregoing, the limitations set forth in this Section 2(c) shall not apply to the Subordinating Creditor following (i) the occurrence and continuance of a default in a Permitted Payment for a period of 10 days or more or (ii) the date that is 10 days after the commencement of foreclosure proceedings (including judicial foreclosure and non-judicial foreclosure by the sending of a public sale notice or a private sale notice, or by acceptance of collateral in full or partial satisfaction of the Protected Indebtedness) by the New Lender under the Note Purchase Agreement.  Any and all proceeds or recoveries from any such collection efforts by Subordinating Creditor shall be subject to the provisions of this Agreement, and if received by Subordinating Creditor, held in trust and turned over to New Lender.

3.           Term of Agreement.  This Agreement shall be irrevocable and shall remain in effect until the Protected Indebtedness shall have been converted or paid in full pursuant to the terms thereof.

4.           Disgorgement or Payments in Bankruptcy or Otherwise.  In the event any part of the Protected Indebtedness is paid by Borrower or otherwise, and, by virtue of any bankruptcy or other laws relating to creditors’ rights, the New Lender repays any amounts to Borrower or to any trustee, receiver, or otherwise, then the amount repaid shall again become part of the Protected Indebtedness for the purposes of this Agreement, and this Agreement, if terminated, shall revive.

5.           Notices.  All notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to the New Lender or to the Borrower, as the case may be, at its addresses set forth in the Note Purchase Agreement, and to the Subordinating Creditor at the address provided below.  The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

If to the Subordinating Creditor:

Advaxis, Inc.
Technology Centre of New Jersey
675 Rt. 1, Suite B113
North Brunswick, NJ 08902
Attention: Mr. Thomas A. Moore

With a copy to:

Greenberg Traurig, LLP
The MetLife Building
200 Park Avenue
New York, NY 10166
Attention: Robert H. Cohen, Esq.
Fax Number: 212-805-9362

6.           Miscellaneous

(a)           This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, excluding those laws relating to the resolution of conflicts between laws of different jurisdictions.

(b)           In any litigation in connection with or to enforce this Agreement, Borrower and Subordinating Creditor irrevocably consent to and confer personal jurisdiction and exclusive venue on the state and federal courts sitting in The City of New York, Borough of Manhattan, expressly waive any objections as to venue in such courts, and agree that service of process may be made on Subordinating Creditor by mailing a copy of the summons and complaint by registered or certified mail, return receipt requested, to their respective addresses.

(c)           In the event that any one or more of the provisions of this Agreement is determined to be invalid, illegal, or unenforceable in any respect as to one or more of the parties, all remaining provisions nevertheless shall remain effective and binding on the parties thereto and the validity, legality, and enforceability thereof shall not be affected or impaired thereby.

(d)           The singular shall include the plural and any gender shall be applicable to all genders when the context permits or implies. If more than one party constitutes Borrower, their obligations under this Agreement shall be joint and several and the term “Borrower” shall mean all such parties and any one or more of them. If more than one party constitutes Subordinating Creditor, their obligations under this Agreement shall be joint and several and the term Subordinating Creditor, shall mean all such parties and any one or more of them. Any party executing this Agreement shall be bound by the terms hereby without regard to execution by any other party and the failure of any party to execute this Agreement shall not release or otherwise affect the obligations of the party or parties who do sign this Agreement.

(e)           No action which the New Lender, or Borrower with the consent of the New Lender, may take or refrain from taking with respect to the Protected Indebtedness, any notes evidencing the same, any collateral therefore, or any agreement or agreements (including guaranties), in connection therewith, shall affect this Agreement or the obligations of the Subordinating Creditor hereunder. Without limiting the generality of the foregoing, Subordinating Creditor hereby authorizes New Lender without notice or demand and without affecting Subordinating Creditor’s obligations under this Agreement, from time to time: (i) to renew, extend, increase, accelerate, or otherwise change the time for payment of the principal of or the interest on the Protected Indebtedness or any part thereof; (ii) to take from any party and hold collateral for the payment of the Protected Indebtedness, or any part thereof, and to exchange, enforce, or release such collateral or any part thereof; (iii) to accept and hold any endorsement or guarantee of payment of the Protected Indebtedness or any part thereof and to release or substitute any endorser or guarantor or any party who has given any security interest in any collateral as security for the payment of the Protected Indebtedness or any part thereof or any other party in any way obligated to pay the Protected Indebtedness; and (iv) to direct the order or manner of the disposition of any of the collateral and the enforcement of any of the endorsements and guaranties relating to the Protected Indebtedness or any part thereof as New Lender in its discretion may determine.

(f)           This Agreement may be signed in any number of separate counterparts, no one of which need contain all of the signatures of the parties, and as many of such counterparts as shall together contain all of the signatures of the parties shall be deemed to constitute one and the same instrument.  Any subsequent lender which is designated a New Lender may sign a joinder to this Agreement and become a party hereto by such joinder.

(g)           No delay or omission by the New Lender in exercising any right or remedy under this Agreement shall operate as a waiver of that right or remedy or of any other right or remedy and no single or partial exercise of any right or remedy shall preclude any other or further exercise of that or any other right or remedy.

(h)           All rights and remedies of the New Lender hereunder and under any other loan documents are cumulative, and are not exclusive of any rights or remedies provided by law or in equity, and may be pursued singularly, successively, or together, and may be exercised as often as the occasion therefore shall arise. The warranties, representations, covenants, and agreements made herein and therein shall be cumulative, except in the case of irreconcilable inconsistency, in which case the provisions of the credit agreement, or if none, the promissory note or notes evidencing the Protected Indebtedness, shall control.

(i)           The provisions of this Agreement shall, as to Borrower, Subordinating Creditor, and the New Lender, supersede any subordination provisions contained in the Subordinated Indebtedness or any part thereof.

(j)           This Agreement may not be modified or amended nor shall any provision of it be waived except by a written instrument signed by the party against whom such action is to be enforced.

(k)           The titles and headings preceding the text of sections of this Agreement have been included solely for convenience of reference and shall neither constitute a part of this Agreement nor affect its meaning, interpretation, or effect.

(l)           This Agreement shall be binding upon and inure to the benefit of the New Lender, its successors and assigns, and shall be binding upon both Borrower and Subordinating Creditor and their respective heirs, legal representatives, successors, and assigns; provided, however, that no rights or obligations of Borrower or Subordinating Creditor hereunder shall be assigned without the prior written consent of New Lender. This Agreement shall not benefit any other creditors of Borrower that do not hold Protected Indebtedness.

BORROWER, NEW LENDER, AND SUBORDINATING CREDITOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THE OBLIGATIONS OF BORROWER TO THE NEW LENDER, OR ANY COURSE OR CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN), OR ACTION OF ANY PARTY.  BORROWER AND SUBORDINATING CREDITOR ACKNOWLEDGE THAT THE NEW LENDER HAS MADE NO REPRESENTATION THAT THE NEW LENDER WILL REFRAIN FROM ENFORCING THIS PROVISION.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE NEW LENDER TO ENTER INTO THE TRANSACTIONS INVOLVING BORROWER.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of date first written above.

SUBORDINATING CREDITOR:

THOMAS A. MOORE

By:
Name:
Title:

BORROWER:

ADVAXIS, INC.

By:
Name:
Title:

NEW LENDER:

[_________________]

By:
Name:
Title: